UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   September 1, 2006


                      HEADLINERS ENTERTAINMENT GROUP, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                    0-33145                 84-1195628
 ---------------------------------------------------------------------------
 (State of Incorporation)        (Commission File        (IRS Employer
                                  Number)                 Identification No.)


                  501 Bloomfield Avenue, Montclair, NJ 07042
                  ------------------------------------------
                  (Address of principal executive offices)

                                (973) 233-1233
                        -----------------------------
                        Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.02 Termination of a Material Definitive Agreement

     On September 1, 2006 Headliners and Michael Barnett mutually rescinded the agreement pursuant to which Headliners was to have sold 10,000,000 shares of common stock to Michael Barnett for a purchase price of $100,000. Headliners returned the funds to Mr. Barnett, and Mr. Barnett returned the shares to Headliners.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: September 5, 2006           By: /s/ Eduardo Rodriguez
                                   -------------------------
                                   Eduardo Rodriguez
                                   Chief Executive Officer